Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

3rd Quarter 2017

Filed by Peoples Bancorp Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: ASB Financial Corp.
Commission File No. 16772

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the "2016 Form 10-K") and Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, filed with the Securities and Exchange Commission ("SEC") and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2016 Form 10-K under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Additional Information

This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, securities of Peoples. Peoples will file a registration statement on Form S-4 and will file other documents regarding the proposed merger with ASB Financial Corp ("ASB") referenced in this presentation with the SEC to register the shares of Peoples common stock to be issued to the shareholders of ASB. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of ASB after the registration statement has been declared effective by the SEC and in advance of its special meeting of shareholders to be held to consider the proposed merger.

SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, ASB AND THE PROPOSED TRANSACTION.

A free copy of these documents and other filings containing information about Peoples, may be obtained after their filing at the SEC's website (www.sec.gov). Additionally, free copies of these documents may be obtained on Peoples' website (www.peoplesbancorp.com) in the "Investor Relations" section of or by a written request mailed to:

Peoples Bancorp Inc.
Attn: Investor Relations
138 Putnam Street
PO Box 738
Marietta OH 45750-0738

Overview

- Profile and Investment Rationale
- Acquisition
- Strategy
- Q3 2017 Performance
- Appendix

Profile and Investment Rationale

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provides a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $3.6 billion; Loans: $2.3 billion
  - Deposits: $2.7 billion
  - Market capitalization: $624 million
  - Assets Under Admin/Mgmt: $2.3 billion
- **Current footprint**
  - Demographics:
    - Median income: $44,962
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
  - Unemployment:
    - OH: 5.3%
    - WV: 5.1%
    - KY: 5.2%
    - US: 4.2%



OH
WV
KY
Cleveland
Beachwood
77
Mount Vernon
New Philadelphia
Coshocton
Worthington
Newark
Zanesville
Columbus
70
71
Centerville
Lancaster
33
Chillicothe
New Vienna
Hillsboro
Jackson
32
Cincinnati
Marietta
50
Morgantown
79
Ashland
Huntington
Charleston
64
Pikeville

Market data as of October 30, 2017
Unemployment data as of September 2017
Financial data as of September 30, 2017

Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity (32% fee-based) than the average $1 - 10 billion bank
  - Strong community reputation and active involvement
  - Local market teams capable of outmaneuvering larger banks
  - More sophistication and product breadth than smaller banks (insurance, retirement plans, swaps, etc.)
- **Strong, diverse fee-based businesses**
  - 20th largest bank-owned insurance agency, with expertise in commercial, personal, life & health
  - Wealth management – $2.3 billion in assets under management, including brokerage, trust, and retirement planning
- **Capacity to grow our franchise**
  - Strong capital and fundamentals to support M&A strategy
  - Proven integration capabilities and scalable infrastructure, including recently upgraded, best-in-class core banking platform
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Dedicated to delivering positive operating leverage
  - Focused on business line performance contribution, operating efficiency, and credit quality
- **Attractive dividend opportunity**
  - Targeting 40% to 50% payout ratio
  - Dividend increased from $0.15 to $0.22 per share in past two years

Acquisition

Peoples BANCORP®

ASB Financial Corp Transaction

AMERICAN SAVINGS BANK, fsb

ASB Financial Corp (OTC Pink: ASBN)

Deal announced on October 24, 2017

Six full-service bank branches in the Portsmouth and Cincinnati, Ohio regions, and two loan production offices in the Cincinnati, Ohio region

Transaction Summary	
Deal Value:	$39.6 million 153% of TBV $20.00 per share
Consideration:	85% stock / 15% cash
Cost savings:	35% 2018 Phase-in = 75% 2019 Phase-in = 100%
Loan credit mark:	1.40% (negative)
Loan interest rate mark:	0.60% (positive)
One-time costs:	$8.5 million
Due diligence:	Completed
Required approvals:	ASB shareholder approval, regulatory approval
Anticipated closing / Conversion dates:	2nd Quarter of 2018

Financial Summary as of 6/30/17

- Total assets = $293.6 million
- Total loans = $241.5 million
- Total deposits = $210.4 million
- Premium to core deposits = 8.0%

Financial Impact

- Full Year 1 EPS Accretion of about 6%
- Tangible book earn-back < 2 years
- Price / LTM earnings = 14.9 x

Strategy

Strategic Road Map

"Best Community Bank in America"

- Commitment to Superior Shareholder Returns
- Great Place to Work
- Great Place to Bank
- Meaningful Impact on Our Communities

Responsible Risk Management	Extraordinary Client Experience	Profitable Revenue Growth	First-Class Workplace
• Our Way of Life	• Broad Delivery Channels	• Understand Customer Needs	• Right People / Right Job
• Asset Quality	• Delight the Customer	• Sales & Service Process	• Appetite for Winning
• Compliance / Regulatory	• Knowledgeable, Caring Associates Consistently Delivering Competent Advice / Solutions	• Define the Ideal Client Profile for New Relationships	• Culture of Learning
• Operational Risk	• Consistent Experience at Every Touch Point	• Best Client Retention	• Coaching / Development
• Information Security	• DWYSYWD	• Deepen Relationships / Cross Sell	• No Whiners / No Excuses
• Change Management	• Relationship Reviews / VIP Calls; Value Added	• Seek Client Referrals	• Accountability / Performance Metrics
• Execution Risk		• M & A	• Reward / Recognition
• Reputational Risk			

How we do it:

1. **Create a Winning Culture:** Embrace change / be active learners / help each other win / communicate effectively
2. **Human Capital Development:** Define the behaviors and goals / provide the training / measure / coach / reward
3. **Pricing Discipline:** Focus on the risk adjusted margin / fair prices, fair returns
4. **Operating Efficiencies:** Quest for continuous improvement / revenue growth faster than expense growth
5. **Merger Integration:** Manage the risk / retain and grow the revenue / lower the cost / delight the community

Strategic Priorities

Positive Operating Leverage	• Focused on sustainable revenue growth • Disciplined expense management • Expand revenue vs expense growth gap beyond 2% • Drive core efficiency ratio toward 60%	See page 18 See page 19 See page 20 See page 21
Superior Asset Quality	• Preserve key metrics superior to most of our peers • Balance growth with prudent credit practices • Improve diversity within the loan portfolio	See page 22 See page 23 See page 24
High Quality Balance Sheet	• Achieve meaningful loan growth each year • Maintain emphasis on core deposit growth • Adjust earning asset mix by shifting investments to loans • Prudent use of capital (dividends, share repurchases & acquisitions)	See page 25 See page 26 See page 27 See page 28

Strategic Targets

	Metrics	YTD 9/30/16	YTD 9/30/17	5-Year Strategic Target Range *	Status as of 9/30/17
Improve Asset Quality	NPAs as a percent of total loans and OREO (1)	1.11%	0.86%	0.70% to 1.00%	✓
	Net charge-offs as a percent of average total loans (2)	0.14%	0.16%	0.30% to 0.50%	✓
Adjust Balance Sheet Mix	Loans to total assets	64.49%	65.51%	65.0% to 72.5%	✓
	Loans to deposits	84.23%	87.33%	87.5% to 92.5%	
	Non-interest DDA to deposits	28.95%	27.20%	27.0% to 30.0%	✓
	Borrowings to total funding	10.75%	12.76%	10.0% to 15.0%	✓
High Quality, Diversified Revenue Stream	Total revenue growth versus prior year period	9.40%	5.66%	4% to 7%	✓
	Fee-based income to total revenue	33.25%	31.94%	35% to 40%	
Strong Capital Position	Equity to assets	13.10%	12.88%	12% to 14%	✓
	Tangible equity to tangible assets (3)	9.13%	9.20%	8% to 9%	✓
Operating Leverage	Net interest margin (2)(4)	3.55%	3.61%	3.40% to 3.65%	✓
	Efficiency ratio (3)	64.56%	62.24%	Below 60%	
Execute on Strategies	Return on average stockholders' equity (2)	7.36%	8.80%	10% to 11%	
	Return on average assets (2)	0.96%	1.13%	1.15% to 1.20%	
	Pre-provision net revenue to total average assets (2)(3)	1.52%	1.65%	Over 1.80%	
	Dividend payout (5)	36.06%	38.34%	40% to 50%	

(1) Nonperforming loans include loans 90+ days past due and accruing, renegotiated loans and nonaccrual loans. Nonperforming assets include nonperforming loans and OREO.
(2) Annualized
(3) Non-GAAP financial measure. See Appendix
(4) Information presented on a fully tax-equivalent basis.
(5) Dividend data reflects amounts declared with respect to earnings for the period indicated.

* Current 5 Year Strategy Planning Period = 2017-2021

Our Capabilities

	National Banks					PEOPLES BANCORP	***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington		City National	Community Trust	WesBanco	Park National	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	Yes	No
Online Loan Applications	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
Online Financial Management	No	Yes	Yes	Yes	No	Yes ★	No	No	No	No	No
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	Yes
Tax Services	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
iPhone/iPad/Android Apps	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Amazon Kindle App	Yes	Yes	No	Yes	No	Yes ★	No	No	Yes	No	Yes
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit Capabilities	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Apple Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes
Samsung Pay	Yes	Yes	Yes	Yes	No	Yes	No	Yes	Yes	No	Yes
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
YouTube	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	Yes	Yes
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Other Channels											
Prepaid Debit Card	Yes	Yes	No	Yes	No	Yes ★	No	Yes	No	No	No
Prepaid Gift Card	No	No	No	Yes	No	Yes ★	No	Yes	Yes	No	No
Employer-Loaded PayCards	Yes	Yes	Yes	Yes	No	Yes ★	No	No	No	No	No

★ Indicates Peoples has advantage over Community Bank group

Information accurate as of October 26, 2017

Peoples Market Insight

- **Strongest deposit market share positions in more rural markets where we can affect pricing**
- **Presence near larger cities puts us in position to capture lending opportunities in more urban markets (e.g. Cleveland, Akron, Canton, Cincinnati and Columbus)**


Cleveland-Elyria, OH
Akron, OH
Mount Vernon, OH
Coshocton, OH
Columbus, OH
Zanesville, OH
Cambridge, OH
Dayton, OH
Marietta, OH
Wilmington, OH
Athens, OH
Cincinnati, OH-KY-IN
Jackson, OH
Parkersburg-Vienna, WV
Point Pleasant, WV-OH
Huntington-Ashland, WV-KY-OH
WEST VIRGINIA

Note: Green areas represent more urban population centers

MSA Name	Total Deposits in Market ($000)*	MSA Rank	MSA Share
Marietta, OH	$679,417	1	42.8%
Wilmington, OH	$224,112	1	38.4%
Cambridge, OH	$217,769	1	34.8%
Coshocton, OH	$110,923	2	25.0%
Point Pleasant, WV-OH	$106,861	3	11.3%
Athens, OH	$82,173	3	12.0%
Jackson, OH	$64,567	3	15.1%
Parkersburg-Vienna, WV	$99,356	7	6.0%
Zanesville, OH	$23,348	8	1.5%
Mount Vernon, OH	$12,707	9	1.3%
Cincinnati, OH-KY-IN	$361,298	16	0.3%
Akron, OH	$91,044	16	0.7%
Huntington-Ashland, WV-KY-OH	$122,244	17	2.3%
Cleveland-Elyria, OH	$98,069	23	0.2%
Dayton, OH	$9,508	24	0.1%
Columbus, OH	$84,162	31	0.1%
Total MSA	**$2,387,558**		
Non-MSA	$306,439		
Total PEBO	**$2,693,997**		

*Source: SNL Financial @ 6/30/17

Q3 2017 Performance

Third Quarter 2017 Highlights

- **Reported record third quarter earnings of $10.9 million**
- **Grew loans by 7%, compared to September 30, 2016, with strong performance in both indirect and commercial & industrial lending**
- **Efficiency ratio below 61% via expense control**
- **Improved credit quality with credit costs mainly driven by loan growth**
  - Nonperforming loans declined $5.3 million, or 21%, compared to December 31, 2016
  - Classified loans, those categorized as substandard or doubtful, decreased $16.5 million, or 29%, compared to December 31, 2016
- **Fee income at 30% of total revenue**
- **Reported gains on bank equity investment securities of $1.8 million**
  - Certain securities were sold as a result of high appreciation on these securities

Total Revenue Growth

8% increase in total revenue from Q1-16 to Q3-17



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
(thousands) Not to scale
$13,054
$12,367
$13,538
$12,111
$13,334
$13,590
$12,610
$25,767
$26,308
$26,123
$26,667
$26,945
$28,090
$29,220
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Net Interest Income
Fee-Based Income

Core Non-Interest Expense *

Seven consecutive quarters of well-controlled expenses



$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
(thousands) Not to scale
$26,282
$26,415
$26,419
$26,536
$27,331
$26,680
$26,558
$26,603
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Quarterly Average

* Non-GAAP financial measure. See Appendix.

Operating Leverage

Operating leverage is the difference between total revenue growth and non-interest expense growth, on a percentage basis.

Versus the same quarter in the prior year, operating leverage has been positive for six of the past seven quarters.


38% *
13%
3%
2%
0%
7%
7%
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17

- The comparison to the first quarter of 2015 was impacted by one-time costs related to the acquisition of National Bank & Trust, which closed on March 6, 2015. Therefore operating leverage was significantly higher in the first quarter of 2016.

Versus the prior year, operating leverage was positive for fiscal year 2016, and for the year-to-date period as of 9/30/17.


15%
7%
-3%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
FY-15
FY-16
YTD-17

Core Efficiency Ratio

Efficiency ratio has improved as a result of expense control and revenue growth



66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
60.00%
64.26%
64.85%
63.28%
64.83%
64.89%
61.19%
60.74%
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
5% Improvement from Q1 2016 to Q3 2017



68.00%
67.00%
66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
60.00%
59.00%
67.49%
64.30%
62.24%
FY-15
FY-16
YTD-17
8% Improvement from FY 2015 to YTD 2017

- The Core Efficiency Ratio is a non-GAAP financial measure (see Appendix). It excludes acquisition costs, system upgrade costs, pension settlement charges, severance charges and certain other non-core expenses.

Improvement in Key Metrics

Peoples' focus on steadily growing loans and deposits, managing expenses, and increasing operating leverage has resulted in improvement in key financial metrics.



Return on Average Assets
Quarter
Year
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.93%
0.87%
1.04%
1.12%
1.22%
0.94%
1.13%
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
FY-16
YTD-17



Return on Average Tangible Stockholders' Equity
Quarter
Year
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
11.54%
10.99%
12.95%
13.71%
14.58%
11.86%
13.77%
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
FY-16
YTD-17



Tangible Book Value Per Share
$17.20
$17.00
$16.80
$16.60
$16.40
$16.20
$16.00
$15.80
$15.60
$15.40
$15.20
$16.14
$15.89
$16.28
$16.78
$17.15
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17



PPNR
PPNR to Total Average Assets
Quarter
Year
$62,000
$59,000
$56,000
$53,000
$50,000
$47,000
$44,000
1.80%
1.75%
1.70%
1.65%
1.60%
1.55%
1.50%
1.45%
1.40%
1.35%
1.30%
1.53%
1.35%
1.52%
1.72%
1.71%
1.48%
1.65%
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
FY-16
YTD-17

Return on average assets, return on average tangible stockholders' equity, PPNR and PPNR to total average assets are presented on an annualized basis. Return on average tangible stockholders' equity, tangible book value per share, PPNR and PPNR to total average assets are non-GAAP financial measures (see Appendix).

Asset Quality

Criticized and Classified loan levels remain reasonably stable



$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
39.2%
38.2%
33.3%
30.4%
29.9%
30.1%
32.3%
27.4%
19.3%
18.4%
16.2%
16.5%
17.4%
16.8%
15.4%
11.7%
$13,531
$13,579
$15,582
$19,346
$21,325
$18,293
$16,921
$16,219
Q4-15
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Nonaccrual Loans
Criticized Loans / Tier 1 Capital + ALLL *
Classified Loans / Tier 1 Capital + ALLL *

* In accordance with Securities and Exchange Commission reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful.

Loan Composition

Loan Portfolio (Excluding Deposit ODs)



Consumer, Other 3.0%
Construction 5.1%
HELOCs 4.8%
Consumer, Indirect 14.4%
CRE 32.1%
Residential Real Estate 21.5%
C & I 19.1%

Total Commercial Portfolio*



Retail 6.2%
Energy 1.9%
Other 91.9%

Data as of September 30, 2017

*Includes CRE, C&I, and Construction

Total Loan Growth

Total loans were up 7% over September 30, 2016



($millions) Not to scale
$2,350
$2,300
$2,250
$2,200
$2,150
$2,100
$2,050
$2,000
$2,169
$2,225
$2,250
$2,294
$2,327
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17

Deposit Growth

Total deposits were up 3% over September 30, 2016
Demand deposit accounts (DDAs) represented 42% of total deposits as of September 30, 2017, versus 39% as of September 30, 2016



$2,575
$2,510
$2,702
$2,677
$2,665
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($millions)
39%
40%
40%
40%
42%
DDAs
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Non-interest bearing DDAs
Interest-bearing DDAs
Retail certificates of deposit
Money market deposit accounts
Savings accounts
Brokered certificates of deposit
Governmental deposit accounts

Earning Asset Mix

Since 2013, the percentage of earning assets composed of investments has decreased, while the percentage composed of loans has increased.



9% increase in loans as a percentage of earning assets since 12/31/2013
($millions)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
64%
36%
69%
31%
70%
30%
72%
28%
73%
27%
FY-13
FY-14
FY-15
FY-16
YTD-17
Investments
Loans

Prudent Use of Capital

- **Dividends**
  - Cash dividends declared per share increased 38%, from $0.45 for the nine months ended 9/30/2015 to $0.62 for the nine months ended 9/30/17.
- **Share repurchases**
  - In Q4 2015, a share repurchase program was established, authorizing Peoples to purchase up to $20 million of its outstanding common shares.
  - Through 9/30/17, a total of 279,770 shares have been repurchased at an aggregate price of $5 million.
  - The program is currently suspended pending completion of the ASB Financial Corp transaction.
- **Acquisitions**
  - One insurance acquisition and three bank acquisitions were completed in 2014.
  - One insurance acquisition and one bank acquisition were completed in 2015.
  - One trust and investments acquisition was completed in 2016.
  - Two insurance acquisitions have been completed year-to-date through 10/2/17.

CRE Concentration Analysis

- **CRE exposure is well below supervisory criteria established to identify institutions with heightened CRE concentration risk**
  - Exposure levels also compare favorably to peer institution concentration levels
  - Concentration levels have improved relative to peers on a linked quarter basis

CRE Loans / Risk-Based Capital



400%
350%
300%
250%
200%
150%
100%
50%
0%
217%
162%
STBA
TSC
TMP
TMP
CCNE
CHCO
FCF
FDEF
FFBC
GABC
TMP
Universe $1-$10 B
SYBT
TMP
FRME
FFKT
UCFC
MSFG
HBNC
LKFN
CTBI
PEBO
FMNB
FISI
PRK
RBCAA
CBU
THFF
SRCE

- Source: SNL Financial, Commercial Bank Call Report Data as of 6/30/17
- Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land, and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD)

Peoples BANCORP

CRE Concentration Analysis



Construction, Land, and Land Development Loans / Risk-Based Capital
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
45%
36%
UCFC
STBA
FFBC
FDEF
FFKT
SYBT
CCNE
TMP
FRME
Universe $1-$10 B
LKFN
TMP
HBNC
PEBO
FMNB
FCF
TMP
MSFG
TSC
GABC
PRK
TMP
THFF
CTBI
FISI
RBCAA
CBU
CHCO
SRCE

- Source: SNL Financial, Commercial Bank Call Report Data as of 6/30/17
- Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land, and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD)

Business Highlights

- **Commercial Banking**
  - Average loans up 7% and average deposits up 4% from December 2016
  - $20 million lending "house limit" although legal limit is over $40 million
- **Retail Banking**
  - Indirect loans grew by $106 million, or 46%, since September 30, 2016
  - Non-interest bearing DDA at 28% of total deposits
- **Insurance**
  - Commercial Property & Casualty lines comprising 57.2% of revenue
  - Expanding Life & Health segment comprising 12.5% of revenue
- **Trust and Investments**
  - $2.3 billion in assets under administration and management, up 10% from December 2016
  - Fee-based income is up 5% over Q3 2016
  - Retirement planning, 401(k) administration, brokerage and trust services

Insurance & Investment Income Composition

Insurance Revenue *



Other
4.4%
Life & Health
12.5%
P&C Personal Lines
15.5%
Performance based **
10.4%
P&C Commercial Lines
57.2%

** Approximately 90% attributable to P&C Commercial Lines

Investment Revenue *



Employee Benefits
14.3%
Brokerage
30.2%
Fiduciary
55.5%

* Trailing Twelve Months from 9/30/17

Peoples BANCORP

Appendix

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) has become a key financial measure used by state and federal bank regulatory agencies when assessing the capital adequacy of financial institutions. Pre-provision net revenue is defined as net interest income plus total fee-based income minus total non-interest expense. and, therefore, excludes the provision for (recovery of) loan losses and all gains and/or losses included in earnings. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	FY-16	YTD-17
Income (loss) before income taxes	$ 11,448	$ 10,744	$ 12,661	$ 14,180	$ 16,022	$ 45,282	$ 42,863
Add: Provision for loan losses	1,146	711	624	947	1,086	3,539	2,657
Add: Loss on debt extinguishment	–	–	–	–	–	707	–
Add: Loss on OREO	–	35	–	24	2	38	26
Add: Loss on securities	1	–	–	–	–	1	–
Add: Loss on other assets	224	76	5	11	38	406	54
Less: Gain on OREO	–	2	–	–	15	4	15
Less: Gains on securities	–	68	339	19	1,861	931	2,219
Less: Gains on other assets	–	–	3	143	–	14	146
Pre-provision net revenue	**$ 12,819**	**$ 11,496**	**$ 12,948**	**$ 15,000**	**$ 15,272**	**$ 49,024**	**$ 43,220**
Average assets *(in millions)*	$ 3,325	$ 3,387	$ 3,446	$ 3,490	$ 3,541	$ 3,320	$ 3,493
Pre-provision net revenue to average assets (a)	1.53%	1.35%	1.52%	1.72%	1.71%	1.48%	1.65%

(a) Presented on an annualized basis

Non-GAAP Measures

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus fee-based income. This measure is non-GAAP since it excludes amortization of other intangible assets and all gains and/or losses included in earnings, and uses the fully tax-equivalent net interest income.

($ in Thousands)	FY-15	FY-16	YTD-17
Total non-interest expense	$ 115,081	$ 106,911	$ 80,569
Less: amortization of other intangible assets	4,077	4,030	2,603
Efficiency ratio numerator	**$ 111,004**	**$ 102,881**	**$ 77,966**
Net interest income, fully tax-equivalent	$ 99,588	$ 106,889	$ 85,726
Fee-based income	47,441	51,070	39,534
Efficiency ratio denominator	**$ 147,029**	**$ 157,959**	**$ 125,260**
Efficiency ratio	75.50%	65.13%	62.24%

($ in Thousands)	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17
Total non-interest expense	$ 26,282	$ 26,505	$ 26,842	$ 27,282	$ 27,331	$ 26,680	$ 26,558
Less: amortization of other intangible assets	1,008	1,007	1,008	1,007	863	871	869
Efficiency ratio numerator	**$ 25,274**	**$ 25,498**	**$ 25,834**	**$ 26,275**	**$ 26,468**	**$ 25,809**	**$ 25,689**
Net interest income, fully tax-equivalent	$ 26,275	$ 26,810	$ 26,620	$ 27,184	$ 27,458	$ 28,586	$ 29,680
Fee-based income	13,054	12,367	13,538	12,111	13,334	13,590	12,610
Efficiency ratio denominator	**$ 39,329**	**$ 39,177**	**$ 40,158**	**$ 39,295**	**$ 40,792**	**$ 42,176**	**$ 42,290**
Efficiency ratio	64.26%	65.08%	64.33%	66.87%	64.89%	61.19%	60.74%

Non-GAAP Measures

CORE FEE-BASED INCOME

Core fee-based income is a financial measure used to evaluate Peoples' recurring fee-based revenue stream. This measure is non-GAAP since it excludes the impact of system upgrade revenue waived.

($ in Thousands)	FY-15	FY-16	YTD-17
Total fee-based income	$ 47,441	$ 51,070	$ 39,534
Plus: System upgrade revenue waived	-	85	-
Total non-core, fee-based income	$ -	$ 85	$ -
Core fee-based income	**$ 47,441**	**$ 51,155**	**$ 39,534**

($ in Thousands)	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17
Total fee-based income	$ 13,054	$ 12,367	$ 13,538	$ 12,111	$ 13,334	$ 13,590	$ 12,610
Plus: System upgrade revenue waived	-	-	-	85	-	-	-
Total non-core, fee-based income	$ -	$ -	$ -	$ 85	$ -	$ -	$ -
Core fee-based income	**$ 13,054**	**$ 12,367**	**$ 13,538**	**$ 12,196**	**$ 13,334**	**$ 13,590**	**$ 12,610**

Non-GAAP Measures

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-GAAP since it excludes the impact of system upgrade costs, acquisition-related costs, pension settlement charges, severance charges, search firm fees and legal settlement charges.

($ in Thousands)	FY-15	FY-16	YTD-17
Total non-interest expense	$ 115,081	$ 106,911	$ 80,569
Less: acquisition related costs	10,722	1,259	-
Less: pension settlement charges	459	-	-
Less: other non-core charges	592	-	-
Total non-core expenses	$ 11,773	$ 1,259	$ -
Core non-interest expenses	**$ 103,308**	**$ 105,652**	**$ 80,569**

($ in Thousands)	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17
Total non-interest expense	$ 26,282	$ 26,505	$ 26,842	$ 27,282	$ 27,331	$ 26,680	$ 26,558
Less: system upgrade costs	-	90	423	746	-	-	-
Less: acquisition related costs	-	-	-	-	-	-	-
Less: pension settlement charges	-	-	-	-	-	-	-
Less: other non-core charges	-	-	-	-	-	-	-
Total non-core expenses	$ -	$ 90	$ 423	$ 746	$ -	$ -	$ -
Core non-interest expenses	**$ 26,282**	**$ 26,415**	**$ 26,419**	**$ 26,536**	**$ 27,331**	**$ 26,680**	**$ 26,558**

Non-GAAP Measures

ADJUSTED EFFICIENCY RATIO

The adjusted efficiency ratio is a key financial measure used to monitor performance. The adjusted efficiency ratio is calculated as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core fee-based income. This measure is non-GAAP since it uses core non-interest expenses (which excludes the impact of system upgrade costs, acquisition-related costs, pension settlement charges, severance charges, search firm fees, and legal settlement charges) and core fee-based income (which excludes system upgrade revenue waived), excludes amortization of other intangible assets and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-15	FY-16	YTD-17
Total core non-interest expenses	$ 103,308	$ 105,652	$ 80,569
Less: amortization of other intangible assets	4,077	4,030	2,603
Adjusted efficiency ratio numerator	**$ 99,231**	**$ 101,622**	**$ 77,966**
Net interest income, fully tax-equivalent	$ 99,590	$ 106,889	$ 85,726
Core fee-based income	47,441	51,155	39,534
Adjusted efficiency ratio denominator	**$ 147,031**	**$ 158,044**	**$ 125,260**
Adjusted efficiency ratio	67.49%	64.30%	62.24%

($ in Thousands)	Q1-16	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17
Total core non-interest expenses	$ 26,282	$ 26,415	$ 26,419	$ 26,536	$ 27,331	$ 26,680	$ 26,558
Less: amortization of other intangible assets	1,008	1,007	1,008	1,007	863	871	869
Adjusted efficiency ratio numerator	**$ 25,274**	**$ 25,408**	**$ 25,411**	**$ 25,529**	**$ 26,468**	**$ 25,809**	**$ 25,689**
Net interest income, fully tax-equivalent	$ 26,275	$ 26,810	$ 26,620	$ 27,184	$ 27,458	$ 28,586	$ 29,680
Core fee-based income	13,054	12,367	13,538	12,196	13,334	13,590	12,610
Adjusted efficiency ratio denominator	**$ 39,329**	**$ 39,177**	**$ 40,158**	**$ 39,380**	**$ 40,792**	**$ 42,176**	**$ 42,290**
Adjusted efficiency ratio	64.26%	64.85%	63.28%	64.83%	64.89%	61.19%	60.74%

Non-GAAP Measures

TANGIBLE EQUITY RATIOS

Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousands)	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17
Tangible Equity:					
Total stockholders' equity	$ 440,637	$ 435,261	$ 443,009	$ 451,353	$ 457,386
Less: goodwill and other intangible assets	147,005	146,018	145,505	144,692	143,859
Tangible equity	$ 293,632	$ 289,243	$ 297,504	$ 306,661	$ 313,527
Tangible Assets:					
Total assets	$ 3,363,585	$ 3,432,348	$ 3,459,276	$ 3,525,126	$ 3,552,412
Less: goodwill and other intangible assets	147,005	146,018	145,505	144,692	143,859
Tangible assets	$ 3,216,580	$ 3,286,330	$ 3,313,771	$ 3,380,434	$ 3,408,553
Tangible Equity to Tangible Assets:					
Tangible equity	$ 293,632	$ 289,243	$ 297,504	$ 306,661	$ 313,527
Tangible assets	$ 3,216,580	$ 3,286,330	$ 3,313,771	$ 3,380,434	$ 3,408,553
Tangible equity to tangible assets	9.13%	8.80%	8.98%	9.07%	9.20%
Tangible Book Value per Share					
Tangible equity	$ 293,632	$ 289,243	$ 297,504	$ 306,661	$ 313,527
Common shares outstanding	18,195,986	18,200,067	18,270,508	18,279,036	18,281,194
Tangible book value per share	$ 16.14	$ 15.89	$ 16.28	$ 16.78	$ 17.15

Non-GAAP Measures

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-GAAP since it excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	FY-16	YTD-17
Annualized Net Income Excluding Amortization of Other Intangible Assets:							
Net income	$ 7,792	$ 7,408	$ 8,809	$ 9,766	$ 10,895	$ 31,157	$ 29,470
Add: amortization of other intangible assets	1,008	1,007	863	871	869	4,030	2,603
Less: tax effect (at 35% tax rate) of amortization of other intangible assets	353	352	302	305	304	1,410	911
Net income excluding amortization of other intangible assets	$ 8,447	$ 8,063	$ 9,370	$ 10,332	$ 11,460	$ 33,777	$ 31,162
Days in the period	92	92	90	91	92	366	273
Days in the year	366	366	365	365	365	366	365
Annualized net income	$ 30,999	$ 29,471	$ 35,725	$ 39,171	$ 43,225	$ 31,157	$ 39,401
Annualized net income excluding amortization of other intangible assets	$ 33,604	$ 32,077	$ 38,001	$ 41,442	$ 45,466	$ 33,777	$ 41,663
Average Tangible Stockholders' Equity:							
Total average stockholders' equity	$ 438,606	$ 438,238	$ 438,990	$ 447,399	$ 456,198	$ 432,666	$ 447,592
Less: average goodwill and other intangible assets	147,466	146,489	145,546	145,052	144,267	147,981	144,950
Average tangible stockholders' equity	$ 291,140	$ 291,749	$ 293,444	$ 302,347	$ 311,931	$ 284,685	$ 302,642

Non-GAAP Measures

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-GAAP since it excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	FY-16	YTD-17
Return on Average Stockholders' Equity Ratio:							
Annualized net income	$ 30,999	$ 29,471	$ 35,725	$ 39,171	$ 43,225	$ 31,157	$ 39,401
Average stockholders' equity	$ 438,606	$ 438,238	$ 438,990	$ 447,399	$ 456,198	$ 432,666	$ 447,592
Return on average stockholders' equity	7.07%	6.72%	8.14%	8.76%	9.47%	7.20%	8.80%
Return on Average Tangible Stockholders' Equity Ratio:							
Annualized net income excluding amortization of other intangible assets	$ 33,604	$ 32,077	$ 38,001	$ 41,442	$ 45,466	$ 33,777	$ 41,663
Average tangible stockholders' equity	$ 291,140	$ 291,749	$ 293,444	$ 302,347	$ 311,931	$ 284,685	$ 302,642
Return on average tangible stockholders' equity	11.54%	10.99%	12.95%	13.71%	14.58%	11.86%	13.77%